TFI Outlook Conference November 7, 2007 Tampa, FL Dr. Michael R. Rahm Vice President Market Analysis and Strategic Planning The Near Term Phosphate Outlook Exhibit 99

Market Analysis & Strategic Planning

November  7, 2007
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The
Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; accidents involving our operations, including brine inflows at our Esterhazy,
Saskatchewan potash mine as well as potential mine fires, floods, explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of The
Mosaic Company.

Market Analysis & Strategic Planning

November  7, 2007
Topics and Take Aways
Demand prospects look rock solid
The supply/demand balance remains tight during
2007/08 based on our best estimates today
Key swing factors point to more upside than
downside risk

Demand Prospects Look Rock Solid

Market Analysis & Strategic Planning

November  7, 2007
Global grain and oilseed stocks will fall again
this year despite a record harvest
Global grain and oilseed stocks
will decline again in 2007/08
despite higher crop prices and
the large increase in planted
area this year.
Production is forecast to
increase 4% to a record 2.02
billion tonnes in 2007, but
global stocks will decline about
28 million tonnes in 2007/08.
Stocks as a percentage of use
will drop to the fifth lowest level
in recent history.
World Less China Grain and Oilseed Stocks
50
100
150
200
250
300
350
400
450
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Tonnes
0%
4%
8%
12%
16%
20%
24%
28%
32%
Percent
Stocks Percent of Use
Source: USDA
Note that this analysis excludes China due
to the unreliability of USDA’s estimates of
Chinese grain and oilseed stocks.

Market Analysis & Strategic Planning

November  7, 2007
World Less China Grain and Oilseed Use
0.9
1.0
1.1
1.2
1.3
1.4
1.5
1.6
1.7
1.8
1.9
2.0
2.1
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Tonnes
Source: USDA
Demand growth is accelerating
Global grain and oilseed
demand growth is accelerating
due to rock-solid traditional
drivers for food, feed and fiber.
In addition, the exponential
increase in biofuels production in
the United States as well as
developments elsewhere have
provided an octane boost to
grain and oilseed demand.
For example, grain and oilseed
use outside China has grown
2.5% per year or almost 230
million tonnes since 2002.  That
compares to a 1.1% per year
growth rate during the previous
five years and a 30 year trend
rate of about 1.8% per year.
Grain Use CAGR
97-02 02-07
1.1%        2.5%
Note that this analysis excludes China due
to the unreliability of USDA’s estimates of
Chinese grain and oilseed use.

Market Analysis & Strategic Planning

November  7, 2007
Extraordinary new crop prices
New Crop Wheat Prices
Daily Close June 1 to May 31
3.00
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
0601 0731 0929 1128 0127 0328 0527
MM/DD
$ BU
2004N 2007N 2008N 2009N
Source: KCBOT
New crop wheat prices for the
next two years have climbed to
nearly $7.00 per bushel and
reflect the tight fundamentals at
play in the global wheat
market.

Market Analysis & Strategic Planning

November  7, 2007
Extraordinary new crop prices
New Crop Corn Prices
Daily Close July 1 to June 30
2.2
2.4
2.6
2.8
3.0
3.2
3.4
3.6
3.8
4.0
4.2
4.4
0701 0916 1202 0217 0505
MM/DD
$ BU
2004Z 2007Z 2008Z 2009Z 2010Z
Source: CBOT
New crop corn prices for the
next three years have traded in
the $4.00 per bushel range
since June and reflect the
fundamental strength in the
global corn market.
Farmers could have sold their
2008, 2009 and 2010 corn
crops at more than $4.20 per
bushel based on the CBOT
closing prices on October 31.

Market Analysis & Strategic Planning

November  7, 2007
Extraordinary new crop prices
New Crop Soybean Prices
Daily Close July 1 to June 30
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
9.0
9.5
10.0
10.5
0701 0916 1202 0217 0505
MM/DD
$ BU
2004X 2007X 2008X 2009X
Source: CBOT
New crop soybean prices for
the next two years moved up to
$9.50 per bushel range and
reflect the fundamental
strength in the global oilseed
market.
The market will closely watch
planting and crop progress in
the Southern Hemisphere
during the next several weeks.

Market Analysis & Strategic Planning

November  7, 2007
More than corn, wheat and soybeans
Palm Oil Future Prices
Daily Close of Nearby Option
500
750
1000
1250
1500
1750
2000
2250
2500
2750
3000
95 96 97 98 99 00 01 02 03 04 05 06 07
RM/MT
Source: Kuala Lumpur Exchange
Rice Future Prices
Daily Close of Nearby Option
3
4
5
6
7
8
9
10
11
12
13
95 96 97 98 99 00 01 02 03 04 05 06 07
$ CWT
Source: CBOT
Palm oil traded at an all-time high during the
last week in October.
The price of rice climbed to a 10-year high in
October.

Market Analysis & Strategic Planning

November  7, 2007
Optimistic global demand forecasts
IFA estimates that global
phosphate use increased 5.2% or
more than 1.9 million tonnes
P
2
O
5
in 2006/07.
Demand is forecast to increase
another 3% or 1.2 million tonnes
to just more than 40 million
tonnes P
2
O
5
in 2007/08, the first
time global demand has crossed
the 40 million tonne mark.
World Phosphate Use
25.0
27.5
30.0
32.5
35.0
37.5
40.0
42.5
45.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11
Mil Tonnes
O
5
Source: IFA July 2007
2
P

Market Analysis & Strategic Planning

November  7, 2007
Strong demand growth in Brazil and India
Brazil Fertilizer Shipments
0
5
10
15
20
25
30
92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT
Source: ANDA & Mosaic
India Nutrient Demand
6
8
10
12
14
16
18
20
22
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Fertilizer Year Beginning April 1
Mil Tonnes
Nitrogen Phosphate Potash
Source: IFA June 2007
Farm economics in India are as strong, if not
stronger, than any other market in the world.
Retail prices of urea, DAP and MOP are
roughly $120, $230 and $110 per tonne,
respectively.  Not surprisingly, Indian nutrient
use has increased more than 40% or almost
seven million tonnes during the last five years.
Brazil is back.  Total fertilizer shipments are
projected to increase to a record 24.5 million
tonnes in 2007, eclipsing the previous record
by more than 1.5 million tonnes.  Shipments
are forecast to grow to 26 million tonnes in
2008.  Supply availability could limit growth.

Market Analysis & Strategic Planning

November  7, 2007
Impact of the weak dollar
Soybean Prices
Monthly Average of CBOT Daily Nearby Close
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
9.0
9.5
10.0
10.5
97 98 99 00 01 02 03 04 05 06 07 08
US$ Bu
6
8
10
12
14
16
18
20
22
24
26
28
30
32
Reais Bu
US$ Bu Brazilian Reais Bu
MAP Prices
c&f Brazil
100
150
200
250
300
350
400
450
500
550
600
00 01 02 03 04 05 06 07 08
US$ MT
200
300
400
500
600
700
800
900
1000
1100
1200
Brazil R$ MT
US$ Brazil R$
Source: The Market
A stronger real, however, has cushioned some of the
increases in phosphate prices.  For example, the c&f price of
MAP peaked at R757 per tonne in August 2004.  That was
the result of a MAP c&f price of $252 per tonne and an
exchange rate of R3.0 per US$.  Today the c&f price of MAP
is in the R950 per tonne range or up about 25% from the
peak in 2004.  The c&f price of MAP has more than doubled,
but part of the increase was offset by the strengthening of the real.
A stronger real has offset part of the increase in soybean
prices.  The real price of soybeans peaked in early 2004 at just less than R30 per bushel.  In round numbers, that was the
result of $10 per bushel soybeans and an exchange rate of R3 per US$.  Today, soybean prices are roughly $10 per bushel,
but the real has strengthened to less than R1.8 per US$.
A key question is whether a CBOT price of $10 per bushel or
R18 per bushel is sufficient to incent Brazilian farmers to grow a soybean crop as large as the market wants this year.

Market Analysis & Strategic Planning

November  7, 2007
We estimate that U.S.
phosphate use increased about
9% in 2006/07 due to the large
increase in corn acreage and a
recovery in application rates.
U.S. demand is forecast to stay
flat in 2007/08 due to a switch
in acreage from corn to
soybeans and wheat and stable
to slightly higher application
rates.
This forecasts assumes U.S.
farmers will plant 88 million
acres of corn, 65 million acres
of all wheat and 69 million
acres of soybeans.
High and stable U.S. phosphate use this year
U.S. Phosphate Use
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Fertilizer Year Ending June 30
Source: AAPFCO and Mosaic

Market Analysis & Strategic Planning

November  7, 2007
Small increases in acreage
coupled with further increases
in application rates are
projected to drive up U.S.
phosphate use to the 5 million
ton range by 2011/12.  Demand
is expected to remain relatively
stable at this high level due to
the large amount of corn used
for ethanol production.
Slight upward trend in U.S. phosphate use
U.S. Phosphate Use
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
5.50
5.75
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12
Fertilizer Year Ending June 30
Mil Tons P
2
O
5

The supply/demand balance remains tight during 2007/08 based on our best estimates today

Market Analysis & Strategic Planning

November  7, 2007
Phosphate prices have climbed to
record high levels this year
DAP Prices
Central Florida Rail
100
150
200
250
300
350
400
450
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
$ ST
Source: Green Markets
DAP Prices
NOLA Barge
100
150
200
250
300
350
400
450
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
$ ST
Source: Green Markets
DAP Prices
fob Tampa Vessel
100
150
200
250
300
350
400
450
500
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
$ MT
Source: Fertecon

Market Analysis & Strategic Planning

November  7, 2007
Strong global import demand prospects
World Less China Processed Phosphate Import Demand by Region
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT
Asia less China L Amer Europe Oceania Other
Source: Fertecon, IFA and Mosaic
We estimate that
processed phosphate
(DAP/MAP/TSP) import
demand outside of
China will increase 12%
or 2.2 million tonnes in
2007.
Import demand is
projected to increase
another 4% or 850,000
tonnes in 2008.

Market Analysis & Strategic Planning

November  7, 2007
DAP imports are forecast
to decline slightly to 2.6
million tonnes in 2007 and
then increase to about 2.8
million tonnes in 2008.
Indian import demand remains at high levels
Indian Processed Phosphate Imports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  Fertecon, IFA and Mosaic
MMT
DAP MAP

Market Analysis & Strategic Planning

November  7, 2007
Latin America imports are projected
to increase 28% in 2007
Total processed phosphate
import demand from Latin
America is forecast to
increase 28% or almost 1.5
million tonnes in 2007.
Brazil will account for the
bulk of the increase this
year, but demand in
Argentina and most Central
American countries
remains strong in the face
of record high phosphate
prices.
Import demand is projected
to increase another 4% in
2008.
Latin American Processed Phosphate Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  Fertecon, IFA and Mosaic
MMT
0%
5%
10%
15%
20%
25%
30%
35%
TSP
DAP
MAP
% of World Imports

Market Analysis & Strategic Planning

November  7, 2007
Brazilian imports are expected to increase 58% or 1.3
million tonnes to 3.6 million tonnes in 2007.  That
eclipses the previous peak of 3.5 million tonnes in
2004.
DAP and MAP imports were up 174% and 52%
respectively so far this year.  Imports are projected to
increase another 5% or 170,000 tonnes in 2008.
Brazilian Processed Phosphate Imports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  ANDA and Mosaic
MMT
TSP
DAP
MAP
Brazilian imports are forecast
to increase 58% in 2007
Brazil Monthly DAP Imports
0
20
40
60
80
100
120
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 mt
2006 2007 Source: ANDA & Siacesp
Brazil Monthly MAP Imports
0
50
100
150
200
250
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 mt
2006 2007 Source: ANDA & Siacesp

Market Analysis & Strategic Planning

November  7, 2007
Argentine imports are projected
to increase another 13% in 2007
Argentine Processed Phosphate Imports
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  Fertecon, IFA and Mosaic
MMT
MAP DAP TSP
Total processed
phosphate import demand
from Argentina is forecast
to increase 13% or
150,000 tonnes to 1.3
million tonnes in 2007.
Total imports are
projected to increase
another 3% or 40,000
tonnes in 2008.

Market Analysis & Strategic Planning

November  7, 2007
The elimination of the
set aside requirement
for 2008 crops
combined with high
wheat and oilseed
prices is expected to
boost import demand
about 10% or 320,000
tonnes in 2008.
West European Processed Phosphate Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  Fertecon, IFA and Mosaic
MMT
MAP DAP TSP
Western European imports are projected
to increase about 320,000 tonnes in 2008

Market Analysis & Strategic Planning

November  7, 2007
Aussie demand is expected to rebound from
drought-impacted levels of 2006 and 2007
Australian processed
phosphate imports are
forecast to increase 35%
this year from the
drought-impacted level of
2006.
Assuming more normal
rainfall next year,
processed phosphate
imports are projected to
increase another 28% or
220,000 tonnes from
800,000 tonnes to more
than one million tonnes in
2008.
Australian Processed Phosphate Imports
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  Fertecon, IFA and Mosaic
MMT
MAP DAP TSP

Market Analysis & Strategic Planning

November  7, 2007
More exports likely required from U.S.
producers in 2008
Processed phosphate includes DAP, MAP and TSP
Processed Phosphate Export Supply by Region
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT
USA Africa & Mideast FSU Other
Source: Fertecon, IFA and Mosaic
U.S. processed
phosphate exports
required to meet
projected demand are
forecast to decline to 6.3
million tonnes in 2007.
U.S. processed
phosphate exports are
forecast to increase to
6.8 million tonnes in 2008
due to demand growth
and an expected drop in
Chinese exports in 2008.

Market Analysis & Strategic Planning

November  7, 2007
Moroccan processed phosphate exports are
forecast to increase significantly
Processed phosphate
exports are forecast to
increase about 16% in
2007 and 10% in 2008.
The OCP/Fauji JV is
expected to commission a
375,000 tonne P
2
O
5
acid
plant during Q4 2007.
The 375,000 tonne
OCP/Bunge JV acid plant
is expected to start up in
mid-2008.
Moroccan Processed Phosphate Exports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  Fertecon, IFA and Mosaic
MMT
MAP DAP TSP

Market Analysis & Strategic Planning

November  7, 2007
But FSU exports are projected to continue to
trend down due to increases in domestic use
FSU rock and
processed phosphate
production are forecast
to stay flat during the
next few years.
Steady growth in
domestic phosphate
demand – driven by
higher wheat prices – is
expected to reduce
export supply in 2007
and beyond.
FSU Processed Phosphate Exports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  Fertecon, IFA and Mosaic
MMT
MAP DAP TSP

Market Analysis & Strategic Planning

November  7, 2007
U.S. shipments are projected to increase 8%
U.S. DAP and MAP
shipments rebounded 6%
to 7.1 million tons in
2006/07.  However, we
estimate that total
phosphate use increased
at least 9% last year so
some demand was met by
de-stocking the pipeline.
Domestic shipments are
forecast to increase
another 8% to 7.7 million
tons in 2007/08 due to a
slight increase in use and
an empty pipeline at the
end of last year.
U.S. DAP and MAP Domestic Shipments
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08F
Fertilizer Year Ending June 30
Mil Tons
DAP MAP

Market Analysis & Strategic Planning

November  7, 2007
U.S. shipments are off to a strong start
U.S. phosphate demand is projected to increase
another 1% in 2007/08.
U.S. DAP and MAP shipments are projected to
increase another 8% to 7.7 million tons in
2007/08.
YTD shipments were up 45% from the low level
a year ago.
U.S. DAP and MAP Domestic Shipments
0
100
200
300
400
500
600
700
800
900
1000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2000/01-2005/06) 06/07 Actual 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Domestic Shipments
0
100
200
300
400
500
600
700
800
900
1000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2001/02-2006/07) 07/08 Actual/Forecast 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Domestic Shipments
0
100
200
300
400
500
600
700
800
900
1000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (1999/00-2004/05) 05/06 Actual 3-Yr Avg
Source: TFI and Mosaic

Market Analysis & Strategic Planning

November  7, 2007
U.S. DAP and MAP Producer Total Stocks
400
600
800
1000
1200
1400
1600
1800
2000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (1999/00-2004/05) 05/06 Actual 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Producer Total Stocks
400
600
800
1000
1200
1400
1600
1800
2000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2000/01-2005/06) 06/07 Actual 3-Yr Avg
Source: TFI and Mosaic
A tight situation through 2007/08
based on our best estimates today
U.S. DAP and MAP Producer Total Stocks
400
600
800
1000
1200
1400
1600
1800
2000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2001/02-2006/07) 07/08 Actual/Forecast 3-Yr Avg
Source: TFI and Mosaic

Key swing factors point to more upside than downside risk

Market Analysis & Strategic Planning

November  7, 2007
1.  Chinese exports are the
wild card
China Processed Phosphate Exports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  IFA and Mosaic
MMT
DAP MAP TSP
Chinese processed phosphate
exports are forecast to increase
to 4.4 million tonnes in 2007, up
2.5 million tonnes from 1.9
million in 2006.
China stepped up to fill the gap
between demand and supply
this year, but likely de-stocked
its domestic pipeline in the
process.  Decent demand
prospects and an empty
pipeline imply much larger
domestic shipments next year.
High rock and sulphur prices
also are squeezing margins for
small non-integrated producers.
Output from this segment likely
will decline in 2008.

Market Analysis & Strategic Planning

November  7, 2007
DAP demand is expected
to remain strong due to
highly favorable farm
economics.
Indian DAP use is
projected to increase to 7.2
million tonnes in 2007/08,
up from 6.9 million in
2006/07.
Imports have accounted for
all of the growth in DAP
use during the last five
years or so.
2.  Indian DAP import demand
India Annual DAP Production and Imports
0
1
2
3
4
5
6
7
8
95/96 97/98 99/00 01/02 03/04 05/06 07/08(F)
Mil Tonnes
Imported Fabricated
Source: FAI and Mosaic

Market Analysis & Strategic Planning

November  7, 2007
3.  Grain prices and nutrient demand
Soybean Price
Daily Close of the CBOT Nearby Futures Contract
4
5
6
7
8
9
10
11
95 96 97 98 99 00 01 02 03 04 05 06 07
$ BU
Source: CBOT
Rice Future Prices
Daily Close of Nearby Option
3
4
5
6
7
8
9
10
11
12
13
95 96 97 98 99 00 01 02 03 04 05 06 07
$ CWT
Source: CBOT
Palm Oil Future Prices
Daily Close of Nearby Option
500
750
1000
1250
1500
1750
2000
2250
2500
2750
3000
95 96 97 98 99 00 01 02 03 04 05 06 07
RM/MT
Source: Kuala Lumpur Exchange
Hard Red Winter Wheat Price
Daily Close of the Nearby Futures Contract
2
3
4
5
6
7
8
9
10
95 96 97 98 99 00 01 02 03 04 05 06 07
$ BU
Source: KCBOT

Market Analysis & Strategic Planning

November  7, 2007
Topics and Take Aways
Demand prospects look rock solid
The supply/demand balance remains tight during
2007/08 based on our best estimates today
Key swing factors point to more upside than
downside risk

TFI Outlook Conference November 7, 2007 Tampa, FL Dr. Michael R. Rahm Vice President Market Analysis and Strategic Planning The Near Term Phosphate Outlook Thank You